                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                                (RULE 14A - 101)

                          ---------------------------

Filed by the Registrant |X|

Check the appropriate box:

|_|      Preliminary Proxy Statement

|_| Confidential, For use of the Commission only (as permitted by Rule 14a-6(e)(2))

|X|      Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to Exchange Act Rule 14a-11 or 14a-12

                        PACIFICHEALTH LABORATORIES, INC.
           ----------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                        PACIFICHEALTH LABORATORIES, INC.

                          100 Matawan Road, Suite 420
                               Matawan, NJ 07747

                          ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 9, 2004


TO THE STOCKHOLDERS OF PACIFICHEALTH LABORATORIES, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PACIFICHEALTH LABORATORIES, INC. (the "Company") will be held at the Woodbridge Hilton, 120 Wood Avenue South, Iselin, New Jersey 08830 on June 9, 2004 at 10:00 a.m., local time, for the following purposes:

1.       To elect six (6) directors;

2. To ratify the appointment of Eisner LLP as independent auditors for the Company for the fiscal year ending December 31, 2004; and

3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has established the close of business on April 27, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments or postponements thereof. In order that the meeting can be held and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date and sign, and promptly return the enclosed Proxy in the return envelope provided for your use. No postage is required if mailed in the United States.

                                             By order of the Board of Directors,

                                             David Portman, Secretary

May 7, 2004

                        PACIFICHEALTH LABORATORIES, INC.

                          100 Matawan Road, Suite 420
                               Matawan, NJ 07747
                                 (732) 739-2900

                          ---------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 9, 2004

         The enclosed Proxy is solicited on behalf of the Board of Directors of PACIFICHEALTH LABORATORIES, INC. (the "Company") for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time, at the Woodbridge Hilton, 120 Wood Avenue, Iselin, NJ 08830 on June 9, 2004 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement. This meeting and any adjournments or postponements are referred to in the Proxy Statement as the "Annual Meeting." This Proxy Statement and the enclosed Proxy are being mailed to stockholders on or about May 7, 2004.

         Proxies properly executed and timely returned will be voted at the Annual Meeting in accordance with the directions on the Proxy. If no direction is indicated on the Proxy, the shares will be voted FOR (1) the election of the nominees named as directors of the Company, and (2) the ratification of the appointment of Eisner LLP as independent auditors for the Company for the fiscal year ending December 31, 2004, and on other matters presented for a vote, if any, in accordance with the judgment of the persons acting as proxy.

VOTING SECURITIES AND VOTES REQUIRED

         Only the holders of shares of common stock, par value $.0025 per share (the "Common Stock"), of the Company of record at the close of business on April 27, 2004 (the "Record Date") are entitled to receive notice of, and to vote at, the Annual Meeting. On that date, there were 10,240,545 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to cast one vote on (1) the election of up to six nominees for the Board of Directors, (2) the ratification of the appointment of Eisner LLP as independent auditors for the Company for the year ending December 31, 2004, and on each other matter that may be properly brought to before the meeting.

         The presence, in person or by proxy, of the holders of a majority of outstanding shares will constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld from any director, abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Votes cast in person or by proxy at the Annual Meeting will be tabulated by a representative of StockTrans, Inc., who will serve as judge of elections. The six (6) nominees for the Board of Directors receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted shall be elected as directors. Abstentions and broker non-votes are not considered in the election of directors. Approval of the ratification of appointment of independent auditors requires the affirmative vote of the majority of the shares present at the meeting in person or by proxy. On any matters other than the election of directors, abstentions will be counted as negative votes, and broker non-votes will not be counted.

         Stockholders whose shares are held in "street name" by a broker and who have instructed the broker to vote the shares must follow the directions received from the broker as to how to change their vote. Stockholders whose shares are held in "street name" by a broker, and who wish to vote in person at the Annual Meeting, must first obtain a legal proxy from their broker.

         Stockholders do not have cumulative voting rights.

REVOCABILITY OF PROXY

         Execution of the enclosed Proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. A stockholder, in exercising his right to vote in person at the Annual Meeting, effectively revokes all previously executed Proxies. In addition, the Proxy is revocable at any time prior to the effective exercise thereof by filing notice of revocation with the Secretary of the Company or by filing a duly executed Proxy bearing a later date.

PERSONS MAKING THE SOLICITATION

         The solicitation of Proxies is being made by the Company. The cost of such solicitation, including the actual expenses incurred by brokerage houses, nominees and fiduciaries in forwarding proxy materials to beneficial owners, will be borne by the Company. In addition to solicitation by mail, certain officers and other employees of the Company may solicit Proxies in person, by mail, or by telephone, but such persons will not be separately compensated for these services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of April 27, 2004, the Company had 10,240,545 shares of Common Stock outstanding. The following table sets forth information concerning the ownership of the Company's Common Stock as of such date by each person known to the Company to be the beneficial owner of more than five percent of the Common Stock, by each of the Company's directors and executive officers, and by the Company's directors and executive officers, as a group.

                                                 COMMON STOCK (2)                COMMON STOCK (2)
NAME AND ADDRESS (1)                        AMOUNT BENEFICIALLY OWNED           PERCENTAGE OF CLASS
--------------------                        -------------------------           -------------------

5% BENEFICIAL OWNERS
--------------------
GlaxoSmithKline PLC                                   541,711                            5.3%
Glaxo Wellcome House
Berkeley Avenue
Greenford, Middlesex
England UB6 0NN

Matthew Smith (3)                                     954,144                            9.0%
241 Central Park West
New York, NY 10024

                                                 COMMON STOCK (2)                COMMON STOCK (2)
NAME AND ADDRESS (1)                        AMOUNT BENEFICIALLY OWNED           PERCENTAGE OF CLASS
--------------------                        -------------------------           -------------------

OFFICERS AND DIRECTORS
----------------------
Robert Portman (4)                                  3,161,051                           26.7%
President, Chief Executive Officer,
and a Director

Stephen P. Kuchen (5)                                  86,044                            1.0%
Vice President, Chief Financial Officer,
and a Director

Bruce Bollinger (6)                                    35,000                             *
Executive Vice President - Marketing

David I. Portman (7)                                  368,928                            3.6%
Secretary and a Director

Michael Cahr (8)                                       20,000                             *
Director

Joseph Harris (9)                                      21,000                             *
Director

Gregory Horn (10)                                     811,711                            7.7%
Director

Executive Officers and                              4,503,734                           36.6%
Directors, as a group (7 persons)

----------
*        Less than one percent

(1) Except as otherwise indicated, the address of each person named in the above table is c/o PacificHealth Laboratories, Inc., 100 Matawan Road, Suite 420, Matawan, NJ 07747.
(2) Common Stock which is issuable upon the exercise of a stock option or warrant which is presently exercisable or which becomes exercisable within sixty days is considered outstanding for the purpose of computing the percentage ownership (x) of persons holding such options or warrants, and (y) of officers and directors as a group with respect to all options and warrants held by officers and directors.
(3) Includes 318,048 shares that may be acquired by exercise of warrants exercisable within 60 days of April 27, 2004.
(4) Includes 1,420,428 shares that may be acquired by exercise of options and warrants exercisable within 60 days of April 27, 2004. Does not include 200,000 shares of Common Stock owned by Jennifer Portman, Dr. Portman's wife, individually and as Trustee for his and her minor children, as to which Dr. Portman disclaims beneficial ownership.
(5) Includes 75,348 shares that may be acquired by exercise of options and warrants exercisable within 60 days of April 27, 2004.
(6) Includes 35,000 shares that may be acquired by exercise of options exercisable within 60 days of April 27, 2004.
(7) Includes 73,476 shares that may be acquired by exercise of options and warrants exercisable within 60 days of April 27, 2004.
(8) Includes 20,000 shares that may be acquired by exercise of options exercisable within 60 days of April 27, 2004.
(9) Includes 20,000 shares that may be acquired by exercise of options exercisable within 60 days of April 27, 2004.
(10) Includes 233,904 shares that may be acquired by exercise of options and warrants exercisable within 60 days of April 27, 2004. Does not include 53,476 shares of Common Stock owned by Mr. Horn's mother and 357,143 shares of Common Stock owned by Mr. Horn's father as to which Mr. Horn disclaims beneficial ownership.

CHANGE OF CONTROL

         There are no arrangements known to the Company the operation of which may result in a change in control of the Company.

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS

         Six directors are to be elected at the Annual Meeting. The persons named as Proxies for this Annual Meeting intend to vote in favor of the election of the following nominees as directors of the Company. If you do not wish your shares to be voted for any of the nominees, you may so indicate on the Proxy. All directors will be elected to hold office until the next annual meeting of stockholders in 2005 and until their successors are duly elected and qualified. All of the nominees are presently serving as directors of the Company. Each of the nominees has consented to serve if elected. However, if any of the nominees should become unavailable prior to the election, the holder of the Proxies may vote the Proxies for the election of such other persons as the Board of Directors may recommend, unless the Board of Directors reduces the number of directors to be elected. At this time, the Board of Directors knows of no reason why any nominee may be unavailable to serve.

         The nominees of the Board of Directors are as follows:

         DR. ROBERT PORTMAN, age 59, has served as President and Chairman of the Board of Directors of the Company since its inception. Dr. Portman has a Ph.D. in Biochemistry and worked as a senior scientist at Schering Laboratories before co-founding M.E.D. Communications in 1974 with his brother, David Portman. In 1987, Dr. Portman started a consumer agency and, in 1993, he merged both agencies to form C&M Advertising. C&M Advertising, with billings in excess of $100 million, handled national advertising for such diverse accounts as Berlex Laboratories, Ortho-McNeil Laboratories, Tetley Tea, Radisson Hotels and HIP of New Jersey. Effective June 1, 1995, Dr. Portman relinquished his responsibilities as Chairman of C&M Advertising to assume his present positions with the Company on a full time basis, and, in September 1996, Dr. Portman sold his interest in that company.

         STEPHEN P. KUCHEN, age 43, is the Vice President - Finance, Chief Financial Officer, Treasurer, Assistant Secretary as well as a Director, of the Company. Mr. Kuchen joined the Company in February of 2000 as Controller, and was appointed to his current positions in June 2000 to fill a vacancy. Prior to joining the Company, Mr. Kuchen was employed from 1996 to 1999 as the Controller of Able Laboratories, a South Plainfield, New Jersey public company that manufactures and sells generic pharmaceuticals. Prior to his employment by Able Laboratories, Mr. Kuchen was the Controller of Jerhel Plastics, a privately owned manufacturer of women's compact cases from 1993 to 1996. Mr. Kuchen is a graduate of Seton Hall University in South Orange, NJ, and is a Certified Management Accountant.

         DAVID I. PORTMAN, age 63, has served as Secretary and a Director of the Company from its inception. Mr. Portman has a BS in Pharmacy and an MBA. He worked as a sales representative and marketing manager for Eli Lilly, Beecham-Massengill, Winthrop Laboratories and Sandoz Pharmaceuticals before co-founding M.E.D. Communications in 1974. In 1988, Mr. Portman sold his interest in M.E.D. Communications to Robert Portman, and became President of TRIAD Development, a real estate company that has numerous commercial and rental properties in New Jersey, a position that he still holds. Mr. Portman served as a director of First Montauk Securities Corp. from 1993 through December 31, 2002.

         Dr. Robert Portman and David Portman are brothers.

         MICHAEL CAHR, age 64, was appointed to the Board of Directors in April 2002. Since April 1999, Mr. Cahr has served as President of Saxony Consultants, a company that provides financial and marketing expertise to organizations in the United States and abroad. Mr. Cahr was Chairman of Allscripts, Inc., the leading developer of hand-held devices that provide physicians with real-time access to health, drug and other critical information from September 1997 through March 1999 and President, CEO and Chairman from June 1994 to September 1997. Prior to Allscripts, Mr. Cahr was Venture Group Manager for Allstate Venture Capital where he oversaw investments in technology, healthcare services, biotech and medical services from October, 1987 to June 1994. Mr. Cahr serves as a director of Lifecell Corporation, a Branchburg, New Jersey-based publicly traded tissue engineering company where he has been a board member since 1991. He is also a director of Truswal Systems, an Arlington, Texas-based software engineering firm.

         JOSEPH HARRIS, age 57, was appointed to the Board of Directors in April 2002. Mr. Harris currently serves as Managing Partner of Conestoga Capital Partners, LLC, a venture capital company primarily making investments in early stage technology companies. From 2000 until 2002, Mr. Harris was Senior Vice-President - Corporate Development of Cantel Medical Corporation, a Nasdaq-listed medical device company. He was a Senior Vice-President and Director - Corporate Strategy and Development for SmithKline Beecham plc, a major pharmaceutical and healthcare company listed on both the New York Stock Exchange and London Stock Exchange, from 1996 to 2000. From 1986 to 1996, Mr. Harris served as Managing Director - Business Development and Director-Licensing and Technology Development for Eastman Kodak Company. He served as General Counsel, Secretary and Treasurer for Acme Electric Corporation, a New York Stock Exchange company that manufactures electrical and electronic equipment. Mr. Harris worked as a CPA for Coopers & Lybrand in Syracuse, New York and as an attorney with MacKenzie Law Firm, also in Syracuse. Mr. Harris is also a director of Diomed Holdings, Inc., an Andover, Massachusetts-based publicly traded developer and marketer of minimally invasive medical technologies company, where he has been a board member since 2004.

         GREGORY HORN, age 38, was appointed to the Board of Directors in September 2003. Mr. Horn currently serves as partner and managing director of Lyric Capital, a venture capital firm. From 1991 through 2001, Mr. Horn was an executive with General Nutrition, Inc., ("GNC") most recently as Chief Executive Officer. GNC is a specialty retailer that has been our largest customer for several years. After the purchase of GNC by Royal Numico, Mr. Horn served as Group Director of Nutritional Supplements and an Executive Board member of Royal Numico; a $4.5 billion global specialty nutrition company where he developed and led the U.S. and European launch of innovative nutritional supplements. Mr. Horn received an MBA from the University of California, Los Angeles in 1989 and a B.A., Summa Cum Laude, in Management and Psychology from University of Redlands in 1987.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE SLATE OF NOMINEES SET FORTH IN THIS PROPOSAL. PROXIES RECEIVED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS. THE SIX NOMINEES RECEIVING THE HIGHEST NUMBER OF AFFIRMATIVE VOTES OF THE SHARES PRESENT OR REPRESENTED AND ENTITLED TO BE VOTED SHALL BE ELECTED AS DIRECTORS.

EXECUTIVE OFFICERS

         The executive officers of the Company as of the date of this Proxy Statement are as follows:

Name                                Position with the Company
----                                -------------------------
Robert Portman, Ph.D.               President and Chief Executive Officer, and
                                    Chairman of the Board of Directors

Stephen P. Kuchen                   Vice President - Finance, Chief Financial
                                    Officer, Treasurer, Assistant Secretary

Bruce Bollinger                     Executive Vice-President of Marketing

David I. Portman                    Secretary

         Information concerning Dr. Robert Portman, Mr. Stephen Kuchen and Mr. David Portman is included above in the biographical summaries of the nominees for director. Information with respect to Mr. Bollinger is as follows.

         BRUCE BOLLINGER, age 44, has served as Executive Vice-President of Marketing since November 2002. Mr. Bollinger most recently served as Vice President of Marketing for Snapple Beverage Group, a division of Cadbury Schweppes PLC, since November of 1999. At Snapple, he was instrumental in greatly increasing the market share, revenues, and brand awareness for such well-known brands as OranginaTM, Yoo-hooTM, MisticTM juices, and Stewart'sTM sodas. He brings to the Company more than 18 years of advertising, brand management, marketing, and promotion experience from other consumer products companies including Campbell Soup, Arm & Hammer - a division of Church & Dwight, and Nabisco - a division of R.J. Reynolds Tobacco.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The business affairs of the Company are managed under the direction of the Board of Directors. During 2003, the Board of Directors acted by unanimous written consent in lieu of meeting twice, met via telephonic conference call four times with all members participating, and met three times in person. In 2003, no incumbent director attended fewer that 75% of the total number of Board meetings and meetings of committees upon which he served during the period for which he served as a director.

DIRECTOR ATTENDANCE AT COMPANY ANNUAL MEETINGS

         We currently expect all the Company's directors to be in attendance at the Annual Meeting. It has been customary for our directors to attend our annual meetings of stockholders. All of the directors then in office attended the 2003 Annual Meeting of Stockholders, other than our former director, Colin Campbell.

         The Board of Directors has established three standing committees, the Compensation Committee, the Audit Committee and the Nominating Committee.

COMPENSATION COMMITTEE

         The Compensation Committee took action by unanimous consent one time during the 2003. The Compensation Committee was formed to set policies for compensation of the Chief Executive Officer and the other executive officers of the Company. The Compensation Committee periodically compares the Company's executive compensation levels with those of companies with which the Company believes that it competes for attraction and retention of senior caliber personnel. The Compensation Committee either determines or recommends to the Board of Directors the compensation of all executive officers.

         During fiscal 2003, the Compensation Committee was, and continues to be composed of Joseph Harris and Michael Cahr, each of whom are deemed independent under relevant NASDAQ rules, although such rules are not directly applicable to the Company as the Common Stock is not listed on NASDAQ.

AUDIT COMMITTEE

         The Audit Committee met five times during 2003. The Audit Committee reviews and discusses with the Company's management and its independent auditors the audited and unaudited financial statements contained in the Company's Annual Reports on Form 10-KSB and Quarterly reports on Form 10-QSB, respectively. Although the Company's management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures, the Audit Committee reviews and discusses the reporting process with management on a regular basis. The Audit Committee also discusses with the independent auditor their judgments as to the quality of the Company's accounting principles, the reasonableness of significant judgments reflected in the financial statements and the clarity of disclosures in the financial statements as well as such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee has adopted a written Charter that specifies the duties of the Audit Committee. The Charter, which was amended on March 16, 2004, is reproduced as Appendix A to this Proxy Statement.

         During 2003, the Audit Committee was composed of Joseph Harris, Michael Cahr and T. Colin Campbell. Because of Mr. Campbell's resignation on March 1, 2004, the Audit Committee currently consists of Mr. Harris (chairman) and Mr. Cahr, each of whom meet the criteria for independence set forth in applicable SEC rules relating to audit committee members, and under NASDAQ rules, although NASDAQ rules are not applicable to the Company at this time. Mr. Harris is the "Audit Committee Financial Expert" as that term is defined in Item 401 of Regulation S-B.

AUDIT COMMITTEE REPORT

To the Board of Directors of
PacificHealth Laboratories, Inc.:

         The Audit Committee has reviewed and discussed the Company's audited financial statements for the year ended December 31, 2003 with management. The Audit Committee has discussed with Eisner LLP, the Company's independent auditors for 2003, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented. The Audit Committee has received the written disclosures and the letter from Eisner LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and has discussed with Eisner LLP that firm's independence. The Audit Committee has also discussed with the Company's management and with the auditing firm such other matters and received such assurances from them, as we deemed appropriate.

         Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for fiscal 2003 for filing with the Securities and Exchange Commission.

                       Submitted by the Audit Committee:

                                  Michael Cahr
                                 Joseph Harris

         The foregoing report of the Audit Committee shall not be deemed to be soliciting material, to be filed with the Securities and Exchange Commission ("SEC") or to be incorporated by reference into any of the Company's future filings with the SEC, except as may be explicitly specified by the Company in any future filing.

NOMINATING COMMITTEE AND NOMINATION OF DIRECTORS

         The Nominating Committee was formed on March 16, 2004. The Nominating Committee will be responsible for identifying and recommending qualified candidates to serve as directors of the Company, considering nominees for director recommended by stockholders and other Board members and to recommend selection and qualification criteria for directors. Joseph Harris and Michael Cahr are the members of the Nominating Committee and are independent under relevant NASDAQ rules, although the NASDAQ rules are not directly applicable to the Company. Prior to formation of the Nominating Committee, nominations for the election of directors at annual meetings have generally been handled by the full Board of Directors. Other than Messrs. Harris and Cahr, no other members of the Board of Directors are deemed to be independent.

         The Nominating Committee does not have a charter. Generally, the Company and the Nominating Committee believe nominees for director should possess the highest personal and professional ethics, integrity and values, and must be committed to representing the long-term interests of the stockholders. The Nominating Committee will seek candidates having experience in business, management, marketing, finance, regulatory matters, the sports nutrition and nutritional and dietary supplement industries, the pharmaceutical industry and in other areas that are relevant to the Company's activities. Additionally, director nominees should have sufficient time to effectively carry out their duties.

         The Nominating Committee will consider candidates that are put forward by Company stockholders. The proposed candidate's name, and the information described below, should be sent to Stephen Kuchen, Vice-President-Finance, Chief Financial Officer, and Assistant Secretary, at the Company's principal executive offices located at 100 Matawan Road, Suite 420, Matawan, New Jersey, 07747-3913. Mr. Kuchen will then submit such information to the Nominating Committee for review and consideration. The process for determining whether to nominate a director candidate put forth by a stockholder is the same as that used for reviewing candidates developed internally. Other than candidates submitted by its directors and executive officers, the Company has not, in the past 5 years, received a proposed candidate for nomination from any large long-term shareholder.

         Under the Company's bylaws, notice of a proposed candidate must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice must be received by the Company not later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or made public. The stockholder's notice must state

         o the name, age, business address and residence address of the candidate;
         o        the principal occupation or employment of the candidate;
         o the class and number of shares of the Company which are beneficially owned by the candidate;
         o any other information relating to the Candidate that is required to be disclosed under the SEC's proxy rules (including without limitation such persons' written consent to being named in any proxy statement as a nominee and to serving as a Director if elected);
         o the name and address, as they appear on the Company's books, of the stockholder making the proposal; and
         o the class and number of shares of the Company which are beneficially owned by the stockholder making the proposal.

         Although the Company is not currently required to have a majority of independent directors on its Board of Directors, the Company continues to search for additional, highly qualified, individuals, who would be deemed independent, to appoint to its Board of Directors.

         As a small company, the Company has generally used an informal process to identify and evaluate director candidates. Although the Company believes that identifying and nominating highly skilled and experienced director candidates is critical to its future, the Company has not engaged, nor does it believe that it is necessary at this time to engage, any third party to assist it in identifying director candidates. The Company has encouraged both independent directors and directors that are not independent to identify nominees for the Board of Directors. The Company believes that as a result, it is presented with a more diverse and experienced group of candidates for discussion and consideration.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         The Company has not, to date, implemented a policy or procedure by which its stockholders can communicate directly with its directors. The Company is currently reviewing alternative policies and procedures for such communication and intends to have a policy in place before the end of fiscal year 2004. It has been management's policy, however, to forward to the directors any communication received by the Company that is addressed to the directors.

DIRECTORS' COMPENSATION

         For the year ended December 31, 2003, the Company compensated David Portman, Colin Campbell, Michael Cahr, and Joseph Harris $4,000 each. All directors other than Robert Portman and Stephen Kuchen were each granted options to purchase 10,000 shares at $0.85 per share in lieu of director's fees from September 1, 2003 through August 31, 2004. Mr. Horn was also granted options to purchase 10,000 shares at $0.80 per share as an incentive to join the Board.

         Since December 2003, Mr. Horn has received an $8,000 monthly consulting fee for services provided to the Company other than as a director.

                             EXECUTIVE COMPENSATION

EMPLOYMENT AGREEMENTS

         Robert Portman is the only executive officer of the Company with a fixed-term employment agreement. Currently, Dr. Portman is employed by the Company under a 2003 Employment Agreement that was effective as of January 1, 2003. Under the 2003 Employment Agreement, Dr. Portman receives a salary of $275,000 per year. The 2003 Employment Agreement also provides that Dr. Portman may request the Compensation Committee of the Board of Directors to renegotiate his salary if the Company's financial situation improves. In addition, Dr. Portman is entitled to a discretionary bonus upon the recommendation of the Compensation Committee. Also pursuant to the 2003 Employment Agreement, Dr. Portman received options to purchase up to 300,000 shares of Common Stock under the Company's 2000 Stock Option Plan priced at $2.79 per share (the market price of the Company's common stock at December 24, 2002). One-third of the options vested on January 1, 2003, and one-third vested on January 1, 2004. The remaining one-third vests on January 1, 2005, provided that Dr. Portman is employed by the Company at such date. To the extent not previously vested, the options also will vest if Dr. Portman's employment is terminated by the Company without cause or by Dr. Portman with cause.

         The 2003 Employment Agreement has a term of two years, and will terminate on December 31, 2004 unless terminated earlier by either Dr. Portman or the Company. Dr. Portman has the right to terminate the 2003 Employment Agreement without cause on thirty days prior written notice, or with cause (as defined in the 2003 Employment Agreement). The Company has the right to terminate the 2003 Employment Agreement for cause (as defined in the 2003 Employment Agreement). In addition, if Dr. Portman's employment is terminated for any reason whatsoever (except by the Company with cause), Dr. Portman will be entitled to receive a lump sum payment of an amount equal to the base salary which would have been paid during the period beginning on the date of termination of employment and ending on the earlier of (1) the scheduled termination date or (2) the first anniversary date of the termination date. Upon Dr. Portman's termination for any reason, including his voluntary termination, Dr. Portman will not be bound by any non-competition agreement unless we continue to pay his salary, in which case he will be subject to a one-year non-competition agreement.

         Under our arrangement with Mr. Bollinger, in the event of sale, merger or change in control of the Company, if Mr. Bollinger is subsequently terminated, his compensation substantially changed, or certain other aspects of his employment materially affected, Mr. Bollinger would be entitled to double his ordinary severance of three months' salary, and all of his options would become immediately vested.

Summary Compensation of Executive Officers

         The table below sets forth information concerning compensation paid to Dr. Portman, Chief Executive Officer and President, Stephen Kuchen, Vice President - Finance and CFO, and Bruce Bollinger, Executive Vice President - Marketing in 2003, 2002, and 2001. The Company had no other executive officers in fiscal 2003, 2002, and 2001.

                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------
                                         Annual Compensation                    Long Term Compensation
                               ----------------------------------------- -------------------------------------
                                                                                  Awards               Payouts
                                                                         ----------------------------  -------
                                                                                        Securities
                                                              Other                       Under-
                                                             Annual      Restricted       lying                   All Other
Name and                                                     Compen-       Stock         Options/       LTIP       Compen-
Principal                         Salary        Bonus        sation       Award(s)         SARs        Payouts     sation
Position               Year        ($)           ($)           ($)          ($)            (#)           ($)         ($)
(a)                    (b)         (c)           (d)           (e)          (f)            (g)           (h)         (i)
-----------------------------------------------------------------------------------------------------------------------------
Dr. Robert             2003      275,000         -0-           (1)          -0-            -0-           -0-         -0-
Portman, CEO and     --------------------------------------------------------------------------------------------------------
President              2002      275,000         -0-           (1)          -0-           300,000        -0-         -0-
                     --------------------------------------------------------------------------------------------------------
                       2001      275,000       111,120       217,075 (2)    -0-         1,160,000 (3)    -0-         -0-
-----------------------------------------------------------------------------------------------------------------------------
Stephen Kuchen,        2003      115,000           500         (1)          -0-            20,000        -0-         -0-
VP - Finance & CFO   --------------------------------------------------------------------------------------------------------
                       2002      100,000           500         (1)          -0-            -0-           -0-         -0-
                     --------------------------------------------------------------------------------------------------------
                       2001       92,500         3,000         (1)          -0-            25,000        -0-         -0-
-----------------------------------------------------------------------------------------------------------------------------
Bruce Bollinger,       2003      150,000           500         (1)          -0-            -0-           -0-         -0-
Ex VP- Marketing     --------------------------------------------------------------------------------------------------------
                       2002       25,000 (4)       250         (1)          -0-           105,000        -0-         -0-
-----------------------------------------------------------------------------------------------------------------------------

----------
(1)      Less than 10% of annual salary and bonus.
(2)      Value of re-priced options on date of exercise by Dr. Portman.
(3) 475,000 of these options were re-priced options issued to Dr. Portman prior to 1999 and 225,000 of these options were replacements for options that expired in 2001.
(4)      Mr. Bollinger joined the Company in November 2002.

STOCK OPTIONS

         The following table sets forth certain information regarding options granted in fiscal 2003:

                     OPTION/SAR GRANTS IN FISCAL-YEAR 2003
                              (INDIVIDUAL GRANTS)

----------------------------------------------------------------------------------------------------------------------
                                             Number of        Percent Of Total
                                            Securities          Options/SARs
                                            Underlying           Granted to         Exercise Or
                                           Options/SARs         Employees In         Base Price
Name                                        Granted (#)          Fiscal Year           ($/Sh)        Expiration Date
(a)                                             (b)                  (c)                (d)                (e)
----------------------------------------------------------------------------------------------------------------------
Dr. Robert Portman                              -0-                  -0-                ---                ---
----------------------------------------------------------------------------------------------------------------------
Stephen Kuchen                                20,000                43.5%              $1.92            03/06/08
----------------------------------------------------------------------------------------------------------------------
Bruce Bollinger                                 -0-                  -0-                ---                ---
----------------------------------------------------------------------------------------------------------------------

         Mr. Kuchen's options vested as to 10,000 shares on March 6, 2004 and will vest as to 10,000 shares on March 6, 2005.

         The following table sets forth information with respect to the number of unexercised options and the value of unexercised "in-the-money" options held by Robert Portman, Stephen Kuchen, and Bruce Bollinger at December 31, 2003.

            AGGREGATED OPTION/SAR EXERCISES IN FISCAL-YEAR 2003 AND
                         OPTION/SAR VALUES AT 12/31/03

----------------------------------------------------------------------------------------------------------------------
                                                              Number of Securities          $ Value of Unexercised
                                                             Underlying Unexercised        In-the-Money Options/SARs
                                 Shares                     Options/SARs At 12/31/03              At 12/31/03
                                Acquired      Value               Exercisable/                   Exercisable/
                               On Exercise   Realized            Unexercisable                   Unexercisable
Name                               (#)         ($)                    (#)                             ($)
(a)                                (b)         (c)                    (d)                             (e)
----------------------------------------------------------------------------------------------------------------------
                                                          Exercisable    Unexercisable    Exercisable    Unexercisable
----------------------------------------------------------------------------------------------------------------------
Robert Portman                     -0-         -0-         1,460,000        100,000        $ 322,870          -0-
----------------------------------------------------------------------------------------------------------------------
Stephen Kuchen                     -0-         -0-            60,000         20,000        $   6,970          -0-
----------------------------------------------------------------------------------------------------------------------
Bruce Bollinger                    -0-         -0-            35,000         70,000           -0-             -0-
----------------------------------------------------------------------------------------------------------------------

         For the purpose of computing the value of "in-the-money" options at December 31, 2003, in the above table, the fair market value of the Common Stock at such date is deemed to be $1.01 per share, the closing sale price of the Common Stock on such date as reported by the OTC Bulletin Board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the last two fiscal years, the Company has not entered into any material transactions or series of transactions which, in the aggregate, would be considered material, in which any officer, director or beneficial owner of 5% or more of any class of capital stock of the Company had a direct or indirect material interest, nor are any such transactions presently proposed, except as follows:

         (a) In December 2003, we acquired all of the outstanding capital stock of Strong Research Corp. from our director, Gregory T. Horn. In exchange, we issued to Mr. Horn 150,000 shares of our common stock. We also will issue an additional 150,000 shares to Mr. Horn if certain milestones are achieved. In addition, we issued 52,000 shares of common stock to satisfy obligations of Strong for services rendered by consultants. All of our independent directors present at the board meeting where this transaction was approved, constituting 2 of our 3 independent directors in office at the time, considered the potential conflicts of interest and, based on information provided by the officers, concluded that the transaction was in the best interest of the Company, and that the terms of the transaction were fair and reasonable to the Company and as favorable to the Company as if Strong were controlled by an unaffiliated party. On December 29, 2003, we filed with the SEC a Current Report on Form 8-K relating to this transaction.

         (b) In an August and September 2003 private placement, we issued an aggregate of 3,208,556 shares of common stock, together with warrants exercisable for an aggregate of 1,604,278 shares of common stock. The shares and warrants were issued in units of two shares and one warrant. Each warrant is exercisable for one share of common stock. Investors paid $0.935 for each unit, which price represented a 15% discount from the market price of two shares, calculated over a ten day period as of the initial closing. Certain of our executive officers and directors participated in this transaction. Robert Portman, David Portman and Stephen Kuchen, respectively, purchased 320,856, 106,952 and 10,696 shares, together with 160,428, 53,476 and 5,348 warrants, in this private placement, on the same price and terms as non-affiliated investors. In addition, Mr. Horn, our new director, purchased 427,807 shares and 213,903 warrants on the same terms as other investors. Mr. Horn committed to the purchase of such shares at approximately the same time as he was appointed as director by the Board.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers, and any persons who own more than ten percent of the Company's Common Stock, file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of the Company. Such persons are required by SEC regulations to furnish the Company with copies of all such reports that they file. To the knowledge of the Company, based upon its review of these reports, all Section 16 reports required to be filed by directors, executive officers and beneficial owners of the Company during the fiscal year ended December 31, 2003 were filed on a timely basis.

            PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF AUDITORS

         Eisner LLP ("Eisner") served as the Company's independent auditors for the audit of the Company's financial statements for the fiscal year ended December 31, 2003. Eisner has no relationship with the Company other than that arising from its employment as independent auditors. The Audit Committee has appointed Eisner as independent auditors for the Company for the fiscal year ending December 31, 2004. A proposal to ratify that appointment will be presented at the Annual Meeting. Representatives of Eisner are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from the stockholders.

         THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE COMPANY'S INDEPENDENT AUDITORS. PROXIES RECEIVED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

         If the stockholders do not ratify the appointment of Eisner, the Company is not obligated to appoint other auditors, but the Audit Committee will give consideration to such unfavorable vote.

         Effective April 1, 2002, the Company engage Eisner to serve as the independent public accountants to audit the financial statements of PacificHealth for the fiscal year ending December 31, 2002, and at that time dismissed its former accountants, Larson, Allen, Weishair & Company ("Larson Allen").

         The appointment of Eisner as independent public accountants replacing Larson, Allen was recommended by the Board of Directors of PacificHealth. Larson, Allen did not decline to stand for re-election and Larson, Allen's reports on financial statements for the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two fiscal years prior to, and the interim period through April 1, 2002, the Company had no disagreements with Larson, Allen of the nature required to be reported under Item 304(a)(1)(iv) of Regulation S-B.

         During the two fiscal years prior to, and the interim period through, April 1, 2002, the Company had no consultations with Eisner concerning: (a) the application of accounting principles to a specific transaction or the type of opinion that might be rendered on our financial statements as to which a written report was provided to us or as to which we received oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-B.

FEES PAID TO AUDITORS

         The following table presents the aggregate fees billed by Eisner, the Company's auditors for the 2002 and 2003 calendar years, to the Company for services rendered in connection with the audit of the Company's fiscal year 2002 and 2003 financial statements and review of financial statements included in the Company's Forms 10-QSB, and for other services rendered in 2002 and 2003.

Fee Category                        Fiscal 2003               Fiscal 2002
------------                        -----------               -----------
Audit Fees(1)                       $    44,500               $    18,175
Audit-Related Fees(2)               $     1,500               $     - 0 -
Tax Fees(3)                         $     4,000               $     - 0 -
All Other Fees(4)                   $     - 0 -               $     2,000
                                    -----------               -----------
         TOTAL                      $    50,000               $    20,175
                                    ===========               ===========

----------
(1) Audit fees consisted of fees for the audit of the Company's annual financial statements and review of quarterly financial statements as well as services normally provided in connection with statutory and regulatory filings or engagements, comfort letters, consents and assistance with and review of Company documents filed with the SEC.
(2) Audit-related fees consisted of fees for assurance and related services, including primarily employee benefit plan audits, due diligence related to acquisitions, accounting consultations in connection with acquisitions, consultation concerning financial accounting and reporting standards and consultation concerning matters related to Section 404 of the Sarbanes Oxley Act of 2002.
(3) Tax fees consisted primarily of fees for tax compliance, tax advice and tax planning services.
(4) Other fees consisted of transitional costs in connection with changing auditors.

         The Audit Committee has reviewed the above information and determined that Eisner's provision of services billed under "All Other Fees" is compatible with maintaining Eisner's independence.

POLICY FOR PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

         The Audit Committee's policy is to pre-approve all audit services and all non-audit services that the Company's independent auditor is permitted to perform for the Company under applicable federal securities regulations. As permitted by the applicable regulations, the Audit Committee's policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent auditor and general pre-approval of certain categories of engagements up to predetermined dollar thresholds that are reviewed annually by the Audit Committee. Specific pre-approval is mandatory for the annual financial statement audit engagement, among others.

         The pre-approval policy was implemented effective as of March 16, 2004. All engagements of the independent auditor to perform any audit services and non-audit services since that date have been pre-approved by the Audit Committee in accordance with the pre-approval policy. The policy has not been waived in any instance. All engagements of the independent auditor to perform any audit services and non-audit services prior to the date the pre-approval policy was implemented were approved by the Audit Committee in accordance its normal functions.

ANNUAL REPORT

         The Company delivered copies of its Annual Report for the year ended December 31, 2003 with this Proxy Statement. Stockholders are referred to the report for financial and other information about the Company, but the report is not incorporated into this Proxy Statement and is not a part of the proxy soliciting material. STOCKHOLDERS MAY OBTAIN A COPY OF THE FULL ANNUAL REPORT TO STOCKHOLDERS AND/OR THE COMPANY'S ANNUAL REPORT TO THE SEC ON FORM 10-KSB, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE COMPANY AT 100 MATAWAN ROAD, SUITE 420, MATAWAN, NEW JERSEY, 07747-3913.

OTHER MATTERS

         The Company is not aware of any other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, however, the enclosed Proxy confers discretionary authority with respect thereto.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

         Any proposal by a stockholder intended to be presented at the 2005 Annual Meeting of stockholders must be received by the Company at the Company's principal executive offices, 100 Matawan Road, Matawan, NJ 07747, attention:
Secretary, no later than January 7, 2005 in order to be included in the proxy materials and form of proxy relating to the 2005 Annual Meeting. Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy materials.

         For business to be properly brought before the 2005 Annual Meeting by a stockholder in a form other than a stockholder proposal, any stockholder who wishes to bring such business before the 2005 Annual Meeting of stockholders must give notice of such business in writing to the Company's Secretary at the address stated in the previous paragraph, not less than 60 nor more than 90 days prior to the 2005 Annual Meeting. In the event that less than 70 days notice or prior disclosure of the date of the meeting is given or made to stockholders, notice of such business to be timely must be received by the Company not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The stockholder's notice of such business must provide information about the stockholder proposing such business and the nature the business, as required by the Company's Amended and Restated Bylaws. A copy of these Bylaw requirements will be provided upon request in writing to the principal offices of Company.


                       BY ORDER OF THE BOARD OF DIRECTORS


                                             David Portman, Secretary


         Dated: May 7, 2004

                                   APPENDIX A

                        PACIFICHEALTH LABORATORIES, INC.

                            AUDIT COMMITTEE CHARTER


         The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in overseeing (1) the integrity of the Company's accounting and financial reporting processes and the audits of the Company's financial statements and (2) the independence and performance of the Company's auditors. The Committee shall be responsible for the appointment, compensation, retention and oversight of the work of any independent auditors employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. These oversight responsibilities shall include the authority to retain independent auditors and to terminate independent auditors as the Committee deems appropriate. The independent auditors so employed shall report directly to the Committee.

         The Committee shall pre-approve all auditing and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that such delegation is in compliance with Section 10A(i)(3) of the Exchange Act and the rules thereunder and decisions of such subcommittees to grant pre-approvals shall be presented to the Committee at its next scheduled meeting. The Committee shall not delegate its responsibilities to pre-approve services performed by the independent auditors to management.

         The Committee shall have the authority to engage independent legal, accounting or other consultants or advisors to advise it. The Committee shall have the authority to request any officer or employee of the Company or the Company's outside counsel, auditor or other consultant or advisor to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee. The Company shall provide appropriate funding, as determined by the Committee, for the payment of: (1) compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) compensation to any advisors employed by the Committee; and (3) ordinary administrative expenses of the Committee that are necessary for the Committee to carry out its duties under this Charter.

         The Committee shall:

         1. Review and reassess the adequacy of this Charter on an annual basis and recommend any proposed changes to the Board for approval.

         2. Review the Company's annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices.

         3. Review with management and the Company's independent auditor any significant financial reporting issues and judgments observed by or brought to the attention of the Committee relative to the preparation of the Company's financial statements.

         4. Review the Company's quarterly financial statements prior to the filing of its Form 10-Q.

         5. Review any proposed major changes to the Company's auditing and accounting principles prior to their adoption.

         6. Receive periodic reports from the Company's independent auditor regarding the auditor's independence, including a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, actively engage in a dialogue with the auditor regarding such reports and any disclosed relationships or services that may impact the objectivity and independence of the auditor, and recommend any Board action deemed necessary and appropriate by the Committee to assure the independence of the auditor.

         7. Ensure the rotation of the audit partners of the independent auditor to the extent required by law.

         8. Recommend to the Board policies for the Company's hiring of employees, or former employees, of the Company's independent auditor who participated in any capacity in the audit of the Company, prior to the Company's hiring any such persons.

         9.       Review and discuss reports from the independent auditor on:
                  (a) all critical accounting policies and practices to be used;
                  (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material communications between the independent auditor and management.

         10. Discuss with the independent auditor the matters required to be discussed with the Committee by the independent auditor under Statement on Auditing Standards No. 61 relating to the conduct of the audit of the Company's financial statements.

         11. Review with the Company's independent auditor any problems or difficulties the auditor may have encountered, as well as any management letter provided by the auditor and the Company's response to that letter.

         12. Review and discuss with management, the independent auditor and the Chief Financial Officer: (a) the adequacy and effectiveness of the Company's internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditor or management); (b) the Company's internal audit procedures; and (c) the adequacy and effectiveness of the Company's disclosures controls and procedures, and management reports thereon.

         13. Review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

         14. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

         15. Review with the Company's attorneys such legal matters as the Committee determines may have a material impact on the Company's financial statements.

         16. Evaluate together with the Board the performance of the Company's independent auditor.

         17. Review the appointment and any replacements of the Company's principal accounting officer.

         18. Establish procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         19. Review and approve all related-party transactions that would require disclosure in the Company's proxy statement and/or other periodic reports.

         If the Company has two independent directors, the Committee shall consists of the two independent directors. If the Company has three or more independent directors, the Committee shall consist of no fewer than three directors. Each member of the Committee shall: (a) be independent; (b) have the ability to read and understand financial statements, including the Company's balance sheet, income statement and cash flow statement; and (c) not have participated in the preparation of the financial statements of the Company or any current subsidiary thereof at any time during the past three years. For purposes of this Charter, to be considered "independent" a Committee member: (1) must meet the independence requirements of The Nasdaq Stock Market, Inc. and any Securities and Exchange Commission regulation applicable to the Company; and (2) may not, other than in his or her capacity as a member of the Committee, the Board or any other Board committee, (a) accept any consulting, advisory or other compensatory fee from the Company or any subsidiary thereof, or (b) be an affiliated person of the Company or any subsidiary thereof.

         Committee members shall be members of the Board of the Company and shall be nominated and elected by the full Board annually. The full Board shall promptly fill vacancies that may occur on the Committee. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background (including, for example, being or having been a chief executive officer, chief financial officer or other senior corporate officer with financial oversight responsibilities) which results in such member having financial sophistication. The qualifications of Committee members shall be determined by the full Board.

         Meetings of the Committee may be called from time to time by the Chairman or any two members of the Committee upon not less than seventy-two (72) hours prior notice (which may but need not state the business intended to be conducted at the meeting), provided that a meeting may be held without such notice if all members are present or, if absent, waive notice of the meeting. A majority of the members of the Committee shall constitute a quorum for the purpose of taking any action upon any matter than may come before it, and the Committee may take any action which it is authorized to take as a committee without the necessity of a meeting if all members of the Committee consent in writing in accordance with Section 141(f) of the Delaware General Corporation Law. The Chair of the Committee shall promulgate such other rules or procedures as he or she deems necessary or appropriate for the proper and efficient conduct of the business of the Committee.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statement are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.